SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: JULY 24, 2003

                        Commission File Number: 000-18053

                                   LASERSCOPE

             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                                    77-0049527
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7(c). EXHIBITS

      99.1 Press release dated July 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE

      The information in this Form 8-K and the Exhibit attached hereto is intended to be furnished under Item 12, Results of Operations and Financial Condition, and is being furnished under Item 9, Regulation FD Disclosure, in accordance with Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.

      On July 24, 2003, Laserscope issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LASERSCOPE
                                           (Registrant)

Date: July 24, 2003                    By: /s/ Dennis LaLumandiere
                                           ------------------------------------
                                           Dennis LaLumandiere
                                           Vice President, Finance,
                                           Chief Financial Officer and Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -------------------------------

99.1              PRESS RELEASE DATED JULY 24, 2003.